UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) - November 22, 2005


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          New York                   0-22122                     13-3354896
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(State or other jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)


          1200 High Ridge, Stamford, CT                           06905
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     (Address of principal executive offices)                   (zip code)


        Registrant's telephone number, including area code - 203-975-3700
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                                       N/A
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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "MTM" and the "Company" refer to MTM Technologies, Inc. (formerly, Micros-to-Mainframes, Inc.) and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; Pequot refers to Pequot Private Equity Fund III, LLP and Pequot Offshore Private Equity Partners III, L.P, collectively; and "Constellation" refers to Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC, collectively.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(1)  Amendment to Purchase Agreement
     -------------------------------

     In the Form 8-K filed by the Company on December 13, 2004, the Company disclosed that on December 7, 2004 it entered into a purchase agreement (the "Pequot/Constellation Purchase Agreement") with Pequot and Constellation (collectively referred to as the "Purchasers") whereby among other things it sold to the Purchasers the Series A-4 First Tranche Notes and the A-4 First Tranche Warrants, and granted to the Purchasers an option to purchase the Series A-4 Second Tranche Notes or Series A-4 Preferred Stock, Additional A-4 Warrants and the Series A-5 Notes or Series A-5 Preferred Stock.

     On November 22, 2005 the Company entered into Amendment No. 2 to the Purchase Agreement ("Amendment No. 2") whereby the Purchasers agreed to purchase, at the request of the Company, 3,076,923 shares of Series A-5 Preferred Stock and 450,000 Series A-5 Warrants (the "A-5 Warrants") for an aggregate purchase price of $10 million.

     Terms not otherwise defined herein have the meaning ascribed to them in the Pequot/Constellation Purchase Agreement.

     The description of Amendment No. 2 is qualified in its entirety by reference to the terms of such agreement attached hereto as Exhibit 10.1.

     The description of the A-5 Warrants is qualified in its entirety by reference to the terms of such agreement attached hereto as Exhibit 10.2.

(2)  Amendment to Registration Rights Agreement
     ------------------------------------------

     In connection with the Pequot/Constellation Purchase Agreement, the Company granted certain registration rights to the Purchasers with respect to (i) the shares of its Common Stock issuable from time to time upon conversion of the New Series A Preferred Stock purchased by the Purchasers and the exercise of the Series A-4 Warrants and any other warrant to purchase Common Stock of the Company previously granted to the Purchasers and (ii) all other shares of Common Stock of the Company owned from time to time by the Purchasers. The Company amended and restated the Registration Rights Agreement, dated May 21, 2004, between the Company, Pequot and certain individuals named therein on December 10, 2004, to grant the additional registration rights set forth above to the Purchasers. The parties to such amended and restated Registration Rights Agreement further amended and restated the Registration Rights Agreement on


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August 1, 2005 (the "Amended and Restated Registration Rights Agreement"), in
connection with the departure of one of the parties thereto as an employee of the Company. The parties to the Amended and Restated Registration Rights Agreement are the Company, Steven Rothman, Howard Pavony, Pequot and Constellation. On November 23, 2005, Amendment No. 1 to the Amended and Restated Registration Rights Agreement was entered into providing for registration rights for the A-5 Warrants.

     Terms not otherwise defined herein have the meaning ascribed to them in the Amended and Restated Registration Rights Agreement, as amended.

     The description of the Amended and Restated Registration Rights Agreement above is qualified in its entirety by reference to the terms of the Amended and Restated Registration Rights Agreement filed as Exhibit 10.2 to the Form 8-K filed with the Securities and Exchange Commission on August 4, 2005. The description of Amendment No. 1 to the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the terms of such agreement attached hereto as Exhibit 10.3.

(3)  Columbia Financing
     ------------------

     On November 23, 2005, the Company and its subsidiaries (collectively, the "Borrowers") entered into a secured credit agreement (the "Credit Agreement") with Columbia Partners, L.L.C. Investment Management, as Investment Manager, and National Electric Benefit Fund, as Lender (the "Lender"), whereby the Borrowers issued and sold to the Lender a promissory note in the principal amount of $25,000,000 (the "Note") and the Company issued and sold to the Lender a warrant entitling the Lender to purchase 700,000 shares of the Company's Common Stock at an exercise price of $4.06 per share (the "Lender Warrant"). Pursuant to the Credit Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission to permit a public offering and resale of the shares of Common Stock of the Company underlying the Lender Warrant.

     The Note is secured by a lien on and security interest in substantially all of the present and future assets of the Borrowers, including the issued and outstanding equity interests of the Borrowers (other than the Company), except for permitted encumbrances (the "Collateral"). The Lender's lien on the Collateral is subordinate to the lien of the Company's senior lenders as discussed below.

     The proceeds of the Note will be used to fund the acquisition of NEXL, Inc., a Massachusetts corporation ("Nexl") and for working capital. The terms of the Nexl merger were disclosed in the Company's Form 8-K filed with the Securities and Exchange Commission on August 19, 2005.

     Terms not otherwise defined herein have the meaning ascribed to them in the Credit Agreement.

     The Credit Agreement requires, among other things, that the Borrowers maintain certain financial covenants including Consolidated Senior Leverage of not greater than 4.40 to 1.00 for each fiscal quarter and a Consolidated Fixed Charge Coverage Ratio of not less than .90 to 1.00 for each fiscal quarter, restricts their ability to incur certain additional indebtedness, and contains


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


various customary provisions, including affirmative and negative covenants, representations and warranties and events of default. Upon an event of default, the Lenders may terminate the Credit Agreement and/or declare all amounts outstanding under the Credit Agreement immediately due and payable and exercise other remedies including foreclosure of the security for the obligations under the Credit Agreement, subject to the terms of the subordination agreement as described below.

     All amounts under the Credit Agreement are due November 23, 2009 subject to optional and mandatory prepayment in accordance with the terms of the Credit Agreement. Amounts borrowed under the Credit Agreement will bear interest at a rate per annum equal to 4.52%.

     The Borrowers paid Columbia Partners, L.L.C., Investment Manager, for the benefit of National Electric Benefit Fund a one time facility fee of $500,000.

     The Credit Agreement is filed herewith as Exhibit 10.4. The foregoing description of the Credit Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

     The Lender Warrant expires on November 23, 2012. The holder of the Lender Warrant may exercise the purchase rights represented by the Lender Warrant at any time. Cashless exercise is permitted and the holder of the Lender Warrant may also pay the exercise price thereof by reduction of the principal amount of the Note. The purchase price per share at which the Lender Warrant holder can purchase the Company's Common Stock is $4.06 per share.

     The Lender Warrant is filed herewith as Exhibit 10.5. The foregoing description of the Lender Warrant does not purport to be complete, and is qualified in its entirety by reference to the full text of such document, which is incorporated by reference herein.

     The press release dated November 28, 2005, announcing the Credit Agreement and the Lender Warrant is attached as a Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

(4)  Subordination Agreement
     -----------------------

     The Investment Manager and the Lender entered into a subordination agreement dated as of November 23, 2005 (the "Subordination Agreement") with the Company's senior bank lenders. Pursuant to the Subordination Agreement, the Lenders are entitled to receive (a) fee payments due at closing, (b) regularly scheduled cash interest payments as and when due, (c) mandatory principal prepayments due upon the occurrence of a Change or Control or a Liquidity, subject to prior notice thereof to the senior lenders and the failure by the senior lenders to issue a blockage notice, (d) optional principal prepayments funded solely with the cash proceeds of sales of capital stock by the Company as long as no default or event of default has occurred and is continuing or would occur after giving effect to such prepayment with respect to the Company's senior debt and subject to prior notice thereof to the senior lenders and (e) certain fee payments. Notwithstanding the foregoing, payments described in (b) and (c) above may not be received by the Lenders during any payment blockage period following a payment default or a non-payment default under the Company's senior loan documents. Blockage periods for non-payment defaults may not exceed 180 days in any year. Under the Subordination Agreement, the Lenders also agree


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not to exercise remedies under the Credit Agreement until the earliest of the date on which the senior lenders accelerate the senior debt, the date of commencement of a bankruptcy case against any Company or, in the case of acceleration payments under the Credit Agreement, 120 days and in the case of other remedies, 180 days, after notice of default from the Lenders to the senior lenders.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION

     Reference is made to the description of the Credit Agreement in Item 1.01 hereof which is incorporated by reference herein.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

(a)  Date of sale and the title and amount of securities sold

     (i)  A-5 Preferred Stock and A-5 Warrants

     As referenced in Item 1.01 above, in the Form 8-K filed by the Company on December 13, 2004, the Company disclosed that on December 7, 2004 it entered into the Pequot/Constellation Purchase Agreement and on November 22, 2005, the Company entered into Amendment No. 2 to the Purchase Agreement.

     On November 23, 2005 the Company sold to the Purchasers 3,076,923 shares of Series A-5 Preferred Stock and 450,000 A-5 Warrants for an aggregate purchase price of $10,000,000. Pequot purchased an aggregate of 2,615,385 shares of the Series A-5 Preferred Stock and 382,500 of the A-5 Warrants, for an aggregate purchase price of $8,500,000.00, and Constellation purchased an aggregate of 461,538 shares of the Series A-5 Preferred Stock and 67,500 A-5 Warrants, for an aggregate purchase price of $1,500,000.00.

     The description of the Pequot/Constellation Purchase Agreement and the Series A-5 Preferred Stock are qualified in their entirety by reference to the terms of the Pequot/Constellation Purchase Agreement previously filed as Exhibit
10.1 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004 which is incorporated herein by reference and Amendment No. 2 thereto which is attached hereto as Exhibit 10.1.

     The description of the A-5 Warrants is qualified in its entirety by reference to the terms of the form of the A-5 Warrants attached hereto as
Exhibit 10.2 which is incorporated herein by reference.

     (ii) Lender Warrants

     As referenced in Item 1.01 above, on November 23, 2005, the Company sold to the Lender 700,000 Lender Warrants in connection with the Columbia Financing.

     The description of the Lender Warrant is qualified in its entirety by reference to the terms of the form of the Lender Warrant attached hereto as
Exhibit 10.5 which is incorporated herein by reference.


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


(b)  Consideration

     (i)  A-5 Preferred Stock and A-5 Warrants

     The aggregate consideration paid by Pequot was $8,500,000.00 in cash and the aggregate consideration paid by Constellation was $1,500,000.00 in cash. The Company did not, and Pequot and Constellation have represented to the Company that they did not, directly or indirectly pay any commission or remuneration to any person in connection with the issuance and sale of the Series A-5 Preferred Stock or A-5 Warrants.

     (ii) Lender Warrants

     The issuance of the Lender Warrant was required by the terms of the Credit Agreement.

(c)  Exemption from Registration Claimed

     (i)  A-5 Preferred Stock, A-5 Warrants and Lender Warrants

     The Company issued and sold the Series A-5 Preferred Stock, the A-5 Warrants and the Lender Warrant in reliance upon the exemption afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). Certificates representing such securities contain, or will contain, restrictive legends preventing sale, transfer or other disposition, unless registered under the Securities Act or pursuant to an exemption thereunder. The Purchasers and the Lender received, or had access to, material information concerning the Company, including but not limited to, the Company's reports on Form 10-K, Form 10-Q and Form 8-K, as filed with the Securities and Exchange Commission.

(d)  Terms of Conversion or Exercise

     (i)  The Series A-5 Preferred Stock

     The Series A-5 Preferred Stock is convertible into Common Stock of the Company at any time at the election of its holders. The Series A-5 Preferred Stock will automatically convert into Common Stock of the Company if, at any time following 18 months after the issuance of the Series A-5 Preferred Stock, the Volume-Weighted Average Price (as defined in the Pequot/Constellation Purchase Agreement ) of the Company's Common Stock for the immediately preceding sixty consecutive trading days exceeds four times the Series A-5 Preferred Stock conversion price. However, there will not be an automatic conversion unless at the time of such proposed conversion the Company shall have on file with the Securities and Exchange Commission an effective registration statement with respect to the shares of Common Stock issued or issuable to the holders (A) on conversion of the Series A Preferred Stock (as defined in the Restated Certificate) then issued or issuable to such holders, (B) on exercise of all of the warrants to purchase the Company's Common Stock pursuant to the Pequot Purchase Agreement, dated January 29, 2004, among the Company and Pequot (the "Pequot Purchase Agreement"), and (C) on exercise of all of the warrants to purchase the Company's Common Stock pursuant to the Pequot/Constellation Purchase Agreement, and such shares of Common Stock of the Company have been listed on the Nasdaq Stock Market (or other national stock exchange or national over-the-counter bulletin board approved by the holders of a majority of the


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then outstanding shares of Series A Preferred Stock). The Series A-5 Preferred
Stock will convert to Common Stock of the Company, initially at a ratio of one share of Common Stock for every share of Series A-5 Preferred Stock and subject to adjustments for certain dilutive equity issuances and for stock splits, stock dividends and similar events.

     As stated above, the description of the Series A-5 Preferred Stock is qualified in its entirety by reference to the terms of the Pequot/Constellation Purchase Agreement previously filed as Exhibit 10.1 to the Form 8-K filed with the Securities and Exchange Commission on December 13, 2004 which is incorporated herein by reference and Amendment No. 2 thereto which is attached hereto as Exhibit 10.1.

     The description of the Pequot Purchase Agreement is qualified in its entirety by reference to the terms of the Pequot Purchase Agreement previously filed as Appendix A to the Proxy Statement contained as part of the Company's definitive Schedule 14A filed with the Securities Exchange Commission on April 15, 2004 incorporated herein by reference.

     (ii) The A-5 Warrants

     The A-5 Warrants expire on November 23, 2009 (the "Expiration Date"). The holders of the A-5 Warrants cannot exercise the purchase rights represented by the A-5 Warrants until the shareholders of the Company approve the issuance and exercise of the A-5 Warrants. After such shareholder approval, the holders of the A-5 Warrants will be able to exercise the purchase rights represented by the A-5 Warrants at any time. Pequot and Constellation who collectively held a majority of the Company's voting stock as of November 23, 2005, entered in a Voting Agreement, signed as of November 23, 2004 pursuant to which they agreed to vote or cause to be voted, all securities of the Company that they own or over which they have voting control, in favor of the issuance and the exercise of the Series A-5 Warrants. Cashless exercise is permitted. The purchase price per share at which the A-5 Warrant holder can purchase the Company's Common Stock is $4.06 per share.

     As stated above, the description of the A-5 Warrants is qualified in its entirety by reference to the terms of the A-5 Warrant attached hereto as Exhibit
10.2 which is incorporated herein by reference.

     The description of the Voting Agreement above is qualified in its entirety by reference to the terms of the Voting Agreement filed as Exhibit 99.2 to this Form 8-K.

     (iii) The Lender Warrant

     The Lender Warrant expires on November 23, 2012. The holder of the Lender Warrant may exercise the purchase rights represented by the Lender Warrant at any time. Cashless exercise is permitted and the holder of the Lender Warrant may also pay the exercise price thereof by reduction of the principal amount of the Note. The purchase price per share at which the Lender Warrant holder can purchase the Company's Common Stock is $4.06 per share.

     As stated above, the description of the Lender Warrant is qualified in its entirety by reference to the terms of the Lender Warrant attached hereto as
Exhibit 10.5 which is incorporated herein by reference.


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     The press releases dated November 28, 2005 announcing the purchase of the
Series A-5 Preferred Stock and A-5 Warrants and the Lender Warrants are attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.01  REGULATION FD DISCLOSURE

     A copy of the Company's press release dated November 28, 2005 is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

ITEM 9     FINANCIAL STATEMENTS AND EXHIBITS

9.01  Financial Statements and Exhibits

(c)   Exhibits

      Exhibit 10.1   Amendment No. 2 to Purchase Agreement.

      Exhibit 10.2   Form of A-5 Warrant.

      Exhibit 10.3 Amendment No. 1 of the Amended and Restated Registration Rights Agreement.

      Exhibit 10.4   Credit Agreement.

      Exhibit 10.5   Lender Warrant.

      Exhibit 99.1   Press Release dated November 28, 2005.

      Exhibit 99.2   Voting Agreement.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MTM TECHNOLOGIES, INC.
                                         (Registrant)


                                         By: /s/ Francis J. Alfano
                                             -----------------------------------
                                             Francis J. Alfano, Chief Executive
                                             Officer


November 29, 2005


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------

Exhibit 10.1   Amendment No. 2 to Purchase Agreement.

Exhibit 10.2   A-5 Warrant.

Exhibit 10.3 Amendment No. 1 of the Amended and Restated Registration Rights Agreement.

Exhibit 10.4   Credit Agreement.

Exhibit 10.5   Lender Warrant.

Exhibit 99.1   Press Release dated November 28, 2005.

Exhibit 99.2   Voting Agreement.


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